                                                                    EXHIBIT 10.5

          FIRST AMENDMENT (this "Amendment"), dated as of October 28, 2005, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 3, 2005 (the "Credit Agreement"), among QUIKSILVER, INC, a Delaware corporation, QUIKSILVER AMERICAS, INC., a California corporation, the several banks and other institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A., as documentation agent, UNION BANK OF CALIFORNIA, N.A., as syndication agent, JPMORGAN CHASE BANK, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the "US Administrative Agent"), JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an alternate currency fronting lender, J.P. MORGAN EUROPE LIMITED, as alternate currency fronting agent (in such capacity, the "Alternate Currency Fronting Agent") and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

          WHEREAS, the Borrowers have requested that a certain provision of the Credit Agreement be amended as set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

          I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          II. Amendments to Section 1.1. (a) The following defined terms are hereby inserted in appropriate alphabetical order:

          "Australian Guarantee": the Guarantee, dated as of October 28, 2005, made by Quiksilver International Pty Ltd in favor of the Lenders from time to time party to this Agreement and the US Administrative Agent.

          "Post-Acquisition Restructuring": the post-acquisition restructuring pursuant to which (i) Skis Dynastar S.A. will make a capital distribution of 100% of the stock of Skis Dynastar Canada Ltd. to Skis Dynastar, Inc. in exchange for an equivalent value of shares of Skis Dynastar, Inc., (ii) Quiksilver will purchase the stock of Skis Rossignol Canada Ltee/Ltd. held by Target in exchange for a US$4, 250,000 note, (iii) Rossignol Ski Company, Incorporated will pay a dividend of US$29,700,000 to Target by issuing a note payable to Target in same amount, (iv) Quiksilver will purchase Target's remaining shares in Rossignol Ski Company, Inc. in exchange for a US$28,300,000 note, (v) Quiksilver will assume the Rossignol Ski Company, Incorporated US$29,700,000 note payable to Target as a contribution of capital by Quikilver to Rossignol Ski Company, Incorporated, (vi) Ski Dynastar S.A. will sell all of its shares in Skis Dynastar, Inc. to Quiksilver in exchange for a US$5,200,000 note, (vii) Target will sell its 11.36% interest in Roger Cleveland Golf Company, Inc. to Quiksilver in exchange for a US$10,200,000 note, (viii)

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     Quiksilver will contribute all of its stock in Roger Cleveland Golf
     Company, Inc., Skis Dynastar, Inc., Rossignol Ski Company, Incorporated and Skis Rossignol Canada Ltee/Ltd. to the US Borrower and (ix) the US Borrower will contribute the stock in Roger Cleveland Golf Company, Inc., Skis Dynastar, Inc. and Skis Rossignol Canada Ltee/Ltd. to Rossignol Ski Company, Incorporated.

          (b) The definition of "Alternate Currency Sublimit" is hereby amended and restated in its entirety to read as follows:

          "Alternate Currency Sublimit": US$50,000,000; provided, that on and after the date that the Australian Guarantee is terminated in accordance with its terms, the Alternate Currency Sublimit shall be reduced to US$35,000,000.

          (c) The definition of "Loan Documents" is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

          "Loan Documents": this Agreement, the Notes, any Letter of Credit Requests that are executed by the US Borrower, the Letters of Credit, the Security Documents, the US Guarantee, the Canadian Guarantee, the Australian Guarantee, the Intercreditor Agreement, any Specified Hedging Agreements and any other agreement executed by a Loan Party in connection herewith or therewith, including UCC-1 Financing Statements, financing statements or financing change statements under the PPSA, and any fee letters, as such agreements and documents may be amended, supplemented and otherwise modified from time to time in accordance with the terms hereof; provided, that notwithstanding anything to the contrary contained in
     Section 7(j), it is understood and agreed that no Default or Event of Default shall result from the exercise by the guarantor under the Australian Guarantee of its option to terminate the Australian Guarantee on or after the one-year anniversary of the Australian Guarantee.

          III. Amendments to Section 6.7. Section 6.7 is hereby amended by (i) deleting the term "and" at the end of clauses (i) and (j), (ii) inserting the term "and" after the ";" at the end of clause (k) and (iii) inserting a new clause (l) to read as follows:

          "(l) Investments entered into in connection with the Post-Acquisition Restructuring."

          IV. Amendments to Section 6.8. Section 6.8 is hereby amended by inserting the following words after the terms "unless such transaction" set forth in the fourth line therein: "(i) is contemplated by the Post-Acquisition Restructuring or (ii)".

          V. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrowers and the Majority Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment.

          VI. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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          VII. Payment of Expenses. The US Borrower agrees to pay and reimburse the Administrative Agents for all of their out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agents.

          VIII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          IX. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          X. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        QUIKSILVER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QUIKSILVER AMERICAS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        JPMORGAN CHASE BANK, N.A., as US
                                        Administrative Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        BANK OF AMERICA, N.A., as Documentation
                                        Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Syndication Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ALLIED IRISH BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        GENERAL ELECTRIC CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        HSBC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ISRAEL DISCOUNT BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

                                        QS RETAIL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS WHOLESALE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DC SHOES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HAWK DESIGNS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERVIN MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIDRA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------